TRANSACTIONS WITH RELATED PARTIES AND OTHER LOAN	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
TRANSACTIONS WITH RELATED PARTIES AND OTHER LOAN

NOTE 14:-	TRANSACTIONS WITH RELATED PARTIES AND OTHER LOAN

The Company's controlling shareholder, Kibbutz Sdot-Yam (the “Kibbutz"), has an ownership interest in the Company of approximately 30.3%, as of December 31, 2021.

On September 5, 2016, Kibbutz Sdot-Yam entered into a term sheet with Tene Investment in Projects 2016 Limited Partnership (“Tene”), pursuant to which both the Kibbutz and Tene are deemed the Company’s controlling shareholders under the Israeli Companies Law. Pursuant to the agreement, the parties agreed, among other things, to vote at general meetings of the shareholders of the Company in the same manner, following discussions intended to reach an agreement on any matters proposed to be voted upon, with Tene determining the manner in which both parties shall vote if no agreement is reached, except with respect to certain carved-out matters, with respect to which, Mifalei Sdot-Yam will determine the manner in which both parties shall vote if no agreement is reached. The term sheet provides for the sale of 1,000,000 ordinary shares by Kibbutz Sdot-Yam to Tene as well as a call option conferring upon Tene for a period of five years the right to purchase from Mifalei Sdot-Yam up to 2,000,000 ordinary shares. On February 20, 2018, the term of the call option was extended by an additional two-year period.

As of December 31, 2021 the Kibbutz and Tene beneficially own 14,029,494 ordinary shares (or approximately 40.7% of the outstanding).

The Company is party to a series of agreements with the Kibbutz that govern different aspects of the Company's relationship and are described below.

a.	Manpower agreement with the Kibbutz:

On July 2011, the Company entered into a manpower agreement with Kibbutz Sdot-Yam such was automatically renewed during 2021 for additional one year term, and will be automatically renewed again, unless one of the parties gives six months’ prior notice, for additional one-year periods.

On July 30, 2015, and on October 14, 2018, following the approval of Company's audit committee, compensation committee and board of directors, Company's shareholders approved an addendum to the Manpower Agreement by and between Kibbutz Sdot-Yam and the Company, with respect to the engagement of office holders affiliated with Kibbutz Sdot-Yam, for an additional three-year term as of the date of the shareholders’ approval.

During 2021, following the approval of Company’s audit committee and the board of directors, the manpower agreement is valid through 2030.

Under the manpower agreement and its addendum, Kibbutz Sdot-Yam will provide the Company with labor services staffed by Kibbutz members, candidates for Kibbutz membership and Kibbutz residents (“Kibbutz Appointees”). The consideration to be paid for each Kibbutz Appointee will be based on the Company's total cost of employment for a non-Kibbutz Appointee employee performing a similar role. The number of Kibbutz Appointees may change in accordance with the Company's needs. Under the manpower agreement, the Company will notify Kibbutz Sdot-Yam of any roles that require staffing, and if the Kibbutz offers candidates with skills similar to other candidates, the Company will give preference to hiring of the relevant Kibbutz members. Kibbutz Sdot-Yam is entitled under this agreement, at its sole discretion, to discontinue the engagement of any Kibbutz Appointee of manpower services through his or her employment by Kibbutz Sdot-Yam and require such appointee to become employed directly by the Company.

The manpower agreement and addendum also includes Kibbutz Sdot-Yam’s obligation to customary liability, insurance, indemnification and confidentiality and intellectual property provisions. Office holders who are Kibbutz Appointees shall have all benefits applicable to Company's other office holders, including without limitation, directors’ and officers’ liability insurance, and Company's indemnification and exemption undertaking.

Manpower service fees paid were $1,803, $2,106 and $2,408 for the years ended December 31, 2021, 2020 and 2019, respectively.

b.	Services from the Kibbutz:

On July 20, 2011 the Company entered into a services agreement with the Kibbutz that was further amended on February 13, 2012 (the “Original Services Agreement”). Pursuant to the Original Services Agreement, the Kibbutz provided various services related to Company’s operational needs. The Original Services Agreement also outlined the distribution mechanism between the Company and Kibbutz Sdot-Yam, for certain expenses and payments due to local authorities, such as taxes and fees in connection with Company’s business facilities. The agreement expired on March 21, 2015.

On July 30, 2015, following the approval of the audit committee and the board, Company’s shareholders approved an amended services agreement pursuant to which, Kibbutz Sdot-Yam will continue to provide various services it provides in the ordinary course of Company's business, for a period of three years commencing as of the date of approval by the shareholders.

On October 14, 2021, following the approval of the audit committee and the board, Company’s shareholders approved a further amended services agreement (“Amended Services Agreement”) for an additional period of three years.

The amount that the Company pays to Kibbutz Sdot-Yam under the Amended Services Agreement depends on the scope of services the Company will receive and is based on rates specified in such agreement which were determined based on market terms, taking into account the added value of consuming services from Kibbutz Sdot-Yam, considering its physical proximity to Company’s manufacturing plant in Sdot-Yam and its expertise.

The amounts the Company pays for the services are subject to certain adjustments for increases in the Israeli consumer price index. In addition, the Amended Services Agreement grants Kibbutz Sdot-Yam right of first proposal in special projects with respect to the metal workshop services. The amended services agreement also outlines the distribution mechanism between the Company and the Kibbutz for certain expenses and payments due to local authorities, such as certain taxes and fees in connection with the Company’s business facilities. Each party may terminate such agreement upon a material breach, following a 30-day prior notice, or upon liquidation of the other party, following a 45-days’ prior notice.

The Company's net service fees paid to the Kibbutz pursuant to the Original and Amended Services Agreements were $1,468, $1,315 and $1,451 for the years ended December 31, 2021, 2020 and 2019, respectively.

c.	Land Use Agreement with the Kibbutz:

Land leased to Kibbutz Sdot-Yam by the ILA and the Caesarea Development Corporation

The Company's principal offices and research and development facilities, as well as one of its two manufacturing facilities, are located on the grounds of the Kibbutz and include buildings spaces of approximately 30,744 square meters and unbuilt areas of approximately 60,870 square meters.

The Company signed a land use agreement with the Kibbutz, which has a term of 20 years commencing on April 1, 2012. Under the land use agreement, Kibbutz Sdot-Yam permits the Company to use approximately 100,000 square meters of land, consisting of facilities and unbuilt areas, in consideration for an annual fee of NIS 12.9 million (approximately $4,000) in 2013 and thereafter, (this amount does not include approximately NIS 62,000 (approximately $19) for an additional area that the Company has leased on the grounds of Kibbutz Sdot-Yam due to the Company's needs and Kibbutz Sdot-Yam's consent under the same terms as the land use agreement), plus VAT, adjusted every six months based on any increase of the Israeli consumer price index compared to the index as of January 2011.

During January 2018, the Kibbutz requested to increase the fees due to it, pursuant to the land lease agreement. Following the assessment of an appointed appraiser and negotiations between the Company and the Kibbutz, it was agreed to increase the fees under such agreement, such that for the year 2018 the Company paid additional amount of NIS 950,000 (approximately $250), and commencing 2019 and on the Company was paying an additional annual amount of NIS 1,100,000 (approximately $342).

As per the agreement, the annual fee may be adjusted after January 1, 2021 and every three years thereafter, at the election of Kibbutz Sdot-Yam by obtaining an updated appraisal. The appraiser will be mutually agreed upon or, in the absence of agreement, will be chosen by Kibbutz Sdot-Yam out of the list of appraisers recommended at that time by Bank Leumi Le-Israel ("Bank Leumi"). During 2021, The Kibbutz elected this option and the parties mutually agreed upon a land appraiser, and based on its study the fees were adjusted for 2021 onwards for annual amount of approximately NIS 18,600,000 (approximately $5,980), linked to the Israeli consumer price index.

Under the land use agreement, the Company may not terminate the operation of either of its two production lines at its plant in Kibbutz Sdot-Yam as long as the Company continues to operate production lines elsewhere in Israel, and its headquarters must remain at Kibbutz Sdot-Yam. The Company may also not decrease or return to Kibbutz Sdot-Yam any part of the land underlying the land use agreement; however, it may submit a written request to Kibbutz Sdot-Yam to return certain lands. Kibbutz Sdot-Yam will have three months to accept or reject such request, in its sole discretion, provided that if it does not respond within such three-month period, the Company will be entitled to sublease such lands to a person approved in advance by Kibbutz Sdot-Yam. In such event, the Company will continue to be liable to Kibbutz Sdot-Yam with respect to such lands.

Pursuant to the land use agreement, if the Company needs additional facilities on the land that the Company is permitted to use in Kibbutz Sdot-Yam, subject to obtaining the permits required by law, Kibbutz Sdot-Yam will build such facilities for the Company, by using the proceeds of a loan that the Company will make to Kibbutz Sdot-Yam, which loan shall be repaid to the Company by off-setting the monthly additional payment that the Company will pay for such new facilities and, if not fully repaid during the land use agreement term, upon termination thereof.

In addition, the Company has committed to fund the cost of construction, up to a maximum of NIS 3.3 million (approximately $1,100) plus VAT, required to change the access road leading to Kibbutz Sdot-Yam and its facilities, such that the entrance of the Company's facilities will be separated from the entrance into Kibbutz Sdot-Yam. In addition, the Company has committed to pay NIS 200,000 (approximately $64) plus VAT to cover the cost of paving an area of land leased from Kibbutz Sdot-Yam with such payment to be deducted in monthly installments over a four-year period beginning in the year that the construction completed, from the lease payments to be made to Kibbutz Sdot-Yam under the land use agreement related to the Company's Sdot-Yam facility.

d.	Financing liability of land:

Pursuant to the Land Use Agreement, the Company has entered into an agreement with Kibbutz Sdot-Yam dated August 6, 2013, under which Kibbutz Sdot-Yam acquired additional land of approximately 12,800 square meters on the grounds near the Company's Bar-Lev facility, which the Company required in connection with the construction of the fifth production line at the Company's Bar-Lev manufacturing facility, leased it to the Company for a monthly fee of approximately NIS 70,000 (approximately $22).

Under the agreement, Kibbutz Sdot-Yam committed to (i) acquire the long-term leasing rights of the Additional Bar-Lev Land from the ILA, (ii) perform preparation work and construction, in conjunction with the administrative body of Bar-Lev industrial park and other contractors according to Company’s plans, (iii) build a warehouse according Company’s plans, and (iv) obtain all permits and approvals required for performing the preparation work of the Additional Bar-Lev Land and for the building of the warehouse. The warehouse in Bar-Lev will be situated both on the current and new land. The finance of the building of the warehouse will be made through a loan that will be granted by the Company to Kibbutz Sdot-Yam, in the amount of the total cost related to the building of the warehouse and such loan, including principle and interest, shall be repaid by setoff of the lease due to Kibbutz Sdot Yam by the Company for its use of the warehouse. The principle amount of such loan will bear an interest at a rate of 1.4% a year. On November 30, 2015 the land preparation work had been completed and the holding of the Additional Bar-Lev Land was delivered to the Company. As of December 31, 2021, the construction of the warehouse has not started yet.

The Company's payments pursuant to the land use agreement totaled $5,305, $4,690 and $4,459 for the years ended December 31, 2021, 2020 and 2019, respectively.

Pursuant to a land purchase and leaseback agreement, dated as of March 31, 2011, which became effective upon the Company’s IPO, between the Company and Kibbutz Sdot-Yam, the Company completed the selling of the rights in the lands and facilities of the Bar-Lev Industrial Center (the "Bar-Lev Grounds") to Kibbutz Sdot-Yam in consideration for NIS 43.7 million (approximately $10,900). The land purchase agreement was executed simultaneously with the execution of a land use agreement. Pursuant to the land use agreement, Kibbutz Sdot-Yam permits the Company to use the Bar-Lev Grounds for a period of 10 years commencing on September 2012 that will be automatically renewed, unless the Company gives two years prior notice, for a ten-year term in consideration for an annual fee of NIS 4.1 million (approximately $1,200) to be linked to increases in the Israeli consumer price index. As per the agreement, the fee is subject to adjustment following January 1, 2021 and every three years thereafter at the option of Kibbutz Sdot-Yam if Kibbutz Sdot-Yam chooses to obtain an appraisal that supports such an increase. The appraiser would be mutually agreed upon or, in the absence of agreement, will be chosen by Kibbutz Sdot-Yam from a list of assessors recommended at that time by Bank Leumi. During 2021, The Kibbutz elected this option and the parties mutually agreed upon a land appraiser, and based on its study the fees were adjusted for 2021 onwards for total annual amount of approximately NIS 8,100,000 (approximately $2,600), linked to the Israeli consumer price index.

The transaction was not qualified as "sale lease-back" accounting under both ASC 840 and ASC 842 and the Company recorded the entire amount received as consideration as a liability.

The financing liability of land from a related party is in amount of $7,138 of December 31, 2021. This liability will mature through 2022 year.

The balance at December 31, 2021 and 2020, includes $102 and $247 of deferred tax assets on the Company liability and a $680 and $725 deferred tax liability on the buildings depreciation during the next years due to temporary differences between the carrying amounts of the property and the liability for financial reporting purposes and the amounts used for income tax purposes.

The Company's payments pursuant to the land purchase agreement and leaseback totaled $2,360, $1,244 and $1,189 for the years ended December 31, 2021, 2020 and 2019, respectively.

e.	Details on transactions and balances with related parties and other loan:

1.	The Company has, from time to time, entered into transactions with its shareholders (the Kibbutz). The following table summarizes such transactions:

	Year ended December 31,
	2021	2020	2019

Cost of revenues	$8,157	$7,200	$6,890

Research and development	$547	$406	$301

Selling and marketing	$723	$638	$708

General and administrative	$873	$913	$1,283

Finance expenses, net	$106	$491	$511

2.	Balances with related party and other loan:

	December 31,
	2021	2020

Financing liability of land from related party- current maturities, and other related party balances (1)	$2,276	$1,746

Long-term financing liability of land from a related party (1)	$5,693	$6,723

Other loans (2)	$547	$4,440

1.
Mainly reflects a financing leaseback of $10,900 related to Bar-Lev transaction from September 2012, that was granted to the Company by Kibbutz Sdot-Yam. The financing leaseback bears interest until repayment at a per annum rate equal to 1.41% and is subject to adjustment for increases in the Israeli consumer price index.

2.	Other loans:

a.
On January 17, 2011 a loan of 4 million Canadian dollars was made to Caesarstone Canada Inc. by its shareholders at that time CIOT and the Company, on a pro rata basis. Although the Company acquired CIOT ownership interest in Caesarstone Canada Inc. during December, 2018, the loan continues to bear interest until repayment at a per annum rate equal to Bank of Canada's prime business rate plus 0.25%. The interest accrued on the loan is payable on a quarterly basis. Such loan is repaid in three equal annual installments starting 2020.

b.
As part of the liabilities assumed in the acquisition of Lioli’s majority holdings the Company also assumed a shareholders loan and as of December 31, 2020 such loan was in the amount of approximately $3,969. During 2021, subject to certain conditions and regulatory approvals met by Lioli, the Company assumed 55% of the shareholders loan in the amount of approximately $1,966. Such loan will be repaid after 5 years from closing or extended period based on mutual agreement. The interest on such loan is Libor plus 4.5%.